SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Deutsche Communications Fund
The fund’s Board of Trustees has approved a proposal by Deutsche Investment Management Americas Inc. (DIMA), the fund’s investment advisor, to terminate the sub-advisory agreement between DIMA and Deutsche Asset Management International GmbH (Deutsche AM International GmbH), an indirect, wholly-owned subsidiary of Deutsche Bank AG, effective on or about December 1, 2017.
Effective on or about December 1, 2017, the summary prospectus is supplemented as follows:
Deutsche AM International GmbH will no longer serve as subadvisor to the fund and all references to Deutsche AM International GmbH are hereby deleted.
The following information replaces the existing disclosure under the “MANAGEMENT” section of the fund’s summary prospectus.
Investment Advisor
Deutsche Investment Management Americas Inc.
Portfolio Manager(s)
Sebastian P. Werner, PhD, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Daniel Fletcher, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Nataly Yackanich, CFA, Vice President. Portfolio Manager of the fund. Began managing the fund in 2016.

Please Retain This Supplement for Future Reference
September 26, 2017
PROSTKR-953